Exhibit 10.26(g)

January 24, 2025

MIDDLESEX WATER COMPANY

PINELANDS WASTEWATER COMPANY

PINELANDS WATER COMPANY

WHITE MARSH ENVIRONMENTAL SYSTEMS, INC.

485C US HIGHWAY 1 S, STE 400

ISELIN, NEW JERSEY 08830-3037

TIDEWATER UTILITIES, INC.

PO BOX 150

ISELIN, NEW JERSEY 08830-0452

UTILITY SERVICE AFFILIATES INC.

UTILITY SERVICE AFFILIATES (PERTH AMBOY) INC.

1500 RONSON RD

ISELIN, NEW JERSEY 08830-3049

Re:

Renewal of Expiration Date for that certain Revolving Line of Credit in the original maximum principal amount of $68,000,000.00 (“Line of Credit”) extended by PNC Bank, National Association (the “Bank”) to MIDDLESEX WATER COMPANY, PINELANDS WASTEWATER COMPANY, PINELANDS WATER COMPANY, TIDEWATER UTILITIES, INC., UTILITY SERVICE AFFILIATES INC., WHITE MARSH ENVIRONMENTAL SYSTEMS, INC., and UTILITY SERVICE AFFILIATES (PERTH AMBOY) INC. (individually and collectively, the “Borrower”).

Dear Customer:

We are pleased to inform you that the Line of Credit has been renewed. The Expiration Date of the Line of Credit, as set forth in that certain promissory note executed and delivered by the Borrower to the Bank dated March 17, 2023 (the “Note”) and/or that certain loan agreement, as applicable, governing the Line of Credit (the “Loan Agreement”), has been extended from January 31, 2026 to January 31, 2027, or such later date as may, in the Bank’s sole discretion, be designated by the Bank by written notice from the Bank to the Borrower, effective on February 1, 2026. All sums due under the Note, the Loan Agreement or any related documents, instruments, and agreements (collectively as amended from time to time, the “Loan Documents”) shall be due and payable on the Expiration Date, as extended hereby. All other terms and conditions of the Loan Documents governing the Line of Credit remain in full force and effect.

Form 7F-1 – Multistate Rev. 12/23

Exhibit 10.26(g)

MIDDLESEX WATER COMPANY ET AL

January 24, 2025

It has been a pleasure working with you and I look forward to a continued successful relationship. Thank you again for your business.

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Virginia Alling
Virginia Alling
Senior Vice President

Form 7F-1 – Multistate Rev. 12/23